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                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 16, 1999

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                             FRONTIER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
          NEW YORK                                    1-4166                   16-0613330
(State or other jurisdiction of              (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                              Identification No.)

     180 SOUTH CLINTON AVENUE                                                   14646-0700
        ROCHESTER, NEW YORK                                                     (Zip Code)
(Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (716) 777-1000

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ITEM 5.  OTHER EVENTS

     On May 16, 1999, Frontier Corporation, a New York corporation ("Frontier"), Global Crossing Ltd., a Bermuda company ("Global Crossing"), and GCF Acquisition Corp., a New York corporation and a wholly owned subsidiary of Global Crossing ("Merger Sub"), entered into a Consent and Amendment No.1 (the "Consent and Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 16, 1999, among Global Crossing, Merger Sub and Frontier. A copy of the Consent and Amendment is attached hereto as Exhibit 2 and is incorporated herein by reference.

     A copy of Frontier's press release dated May 17, 1999 is attached as
Exhibit 99 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits.

          2 Consent and Amendment No. 1, dated as of May 16, 1999, among Global Crossing Ltd., Frontier Corporation and GCF Acquisition Corp.

          99  Press Release of Frontier, dated May 17, 1999.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Frontier Corporation



Dated:  May 18, 1999                       By:  /s/ Martin T. McCue
                                              -----------------------------
                                              Name:  Martin T. McCue
                                              Title: Senior Vice President and
                                              General Counsel
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                                 EXHIBIT INDEX



       Exhibit No.                          Description
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            2              Consent and Amendment No. 1, dated as of May 16,
                           1999, among Global Crossing Ltd., Frontier
                           Corporation and GCF Acquisition Corp.

            99             Press Release of Frontier, dated May 17, 1999.